MUNIYIELD
MICHIGAN
FUND, INC.




FUND LOGO




Annual Report

October 31, 1999




This report, including the financial information herein, is transmitted to the shareholders of MuniYield Michigan Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield
Michigan Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MuniYield Michigan Fund, Inc.


TO OUR SHAREHOLDERS


For the year ended October 31, 1999, the Common Stock of MuniYield Michigan Fund earned $0.866 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 6.49%, based on a month-end net asset value of $13.34 per share. Over the same period, the total investment return on the Fund's Common Stock was -8.12%, based on a change in per share net asset value from $15.85 to $13.34, and assuming reinvestment of $0.944 per share ordinary income dividends and $0.372 capital gains distributions.

For the six-month period ended October 31, 1999, the total investment return on the Fund's Common Stock was -8.50%, based on a change in per share net asset value from $15.03 to $13.34, and assuming reinvestment of $0.414 per share income dividends.

For the six-month period ended October 31, 1999, the Fund's Auction Market Preferred Stock had an average yield of 3.29%.


The Municipal Market Environment
The combination of steady strong domestic economic growth, improvement in foreign economies (most notably in Japan) and increasing investor concerns regarding potential increases in US inflation put upward pressure on bond yields throughout the 12-month period ended October 31, 1999. Continued strong US employment growth, particularly the decline in the US unemployment rate to 4.2% in early June, was among the reasons the Federal Reserve Board cited for raising short-term interest rates in late June and again in late August. US Treasury bond yields reacted by climbing above 6.375% by late October. However, by October 31, 1999, economic indicators were released suggesting that despite strong economic and employment growth in the third fiscal quarter of 1999, inflationary pressures have remained extremely well-contained. This resulted in a significant rally in the US Treasury bond market, pushing US Treasury bond yields downward to approximately 6.15% by October 31, 1999. During the last six months, yields on 30-year US Treasury bonds increased more than 50 basis points (0.50%).

Long-term tax-exempt bond yields also rose during the six months ended October 31, 1999. Until early May, the municipal bond market was able to withstand much of the upward pressure on bond yields. However, investor concerns of additional moves by the Federal Reserve Board to moderate US economic growth and, more importantly, the loss of the strong technical support that the tax-exempt market enjoyed in early 1999 helped push municipal bond yields significantly higher for the remainder of the period. The yields on long-term tax-exempt revenue bonds rose almost 90 basis points to 6.18% by October 31, 1999, as measured by the Bond Buyer Revenue Bond Index.

In recent months, the significant decline in new tax-exempt bond issuance has remained a positive factor within the municipal bond market, as it had been for much of the past year. During the last six months, more than $110 billion in long-term municipal bonds was issued, a decline of almost 20% compared to the same period a year ago. During the past three months, $55 billion in municipal bonds was underwritten, representing a decline of nearly 10% compared to the corresponding period in 1998. Additionally, in June and July, investors received more than $40 billion in coupon income and proceeds from bond maturities and early bond redemptions. These proceeds have generated considerable retail investor interest, which has helped absorb the recent diminished supply.

Although tax-exempt bond yields are at their highest level in over two years and have attracted significant retail investor interest, institutional demand has declined sharply. Long-term municipal mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. In addition, the demand from property/casualty insurance companies has weakened as a result of the losses, and anticipated losses, incurred as a result of the series of damaging storms across much of the eastern United States. Additionally, many institutional investors who were attracted to the municipal bond market in recent years by historically attractive tax-exempt bond yield ratios of over 90% have found other asset classes even more attractive. Even with a reduced supply position, tax-exempt issuers have been forced to repeatedly raise municipal bond yields in the attempt to attract adequate demand.


MuniYield Michigan Fund, Inc.
October 31, 1999


The recent relative underperformance of the municipal bond market has resulted in an opportunity for long-term investors to purchase tax-exempt issues whose yields are nearly identical to taxable US Treasury securities. At October 31, 1999, long-term uninsured municipal revenue bond yields were 100% of comparable US Treasury securities. In recent months, many taxable asset classes, such as corporate bonds, mortgage-backed securities and US agency debt, have all accelerated debt issuance. This acceleration was initiated largely to avoid issuing securities at year-end and to minimize any associated Year 2000 (Y2K) problems that may develop. However, this increased issuance has also resulted in higher yield levels in the various asset classes as lower bond prices became necessary to attract sufficient investor demand. Going forward, it is believed that the pace of non-US Government debt issuance is likely to slow significantly. As the supply of this debt declines, we would expect many institutional investors to return to the municipal bond market and the attractive yield ratios available.

Looking ahead, it appears to us that long-term municipal bond yields will remain under pressure, trading in a broad range centered near current levels. Investors are likely to remain concerned about future action by the Federal Reserve Board. Y2K considerations may prohibit any further Federal Reserve Board moves through the end of the year and the beginning of 2000. Any improvement in bond prices will probably be contingent upon weakening in both US employment growth and consumer spending. The 100 basis point rise in US Treasury bond yields seen thus far this year may negatively affect US economic growth. The US housing market will be among the first sectors likely to be affected, as some declines have already been evidenced in response to higher mortgage rates. We believe that it is also unrealistic to expect double-digit returns in US equity markets to continue indefinitely. Much of the US consumer's wealth is tied to recent stock market appreciation. Any slowing in these incredible growth rates is likely to reduce consumer spending. We believe that these factors suggest that the worst of the recent increase in bond yields has passed and stable, if not slightly improving, bond prices may be expected.


Portfolio Strategy
With tax-exempt bond yields at their highest levels in more than two years, we viewed the recent rise in tax-exempt interest rates as an opportunity to add higher-yielding issues to the portfolio and to seek to enhance the Fund's dividend into the coming years. The ability to purchase municipal bonds at yields equal to, or in some cases above, taxable US Treasury yields has not been available since late 1994. Past history suggests that whenever tax-exempt bond yields rise near or above US Treasury bond yields for an extended period of time, municipal bond portfolios generate significant total returns during the following six months--twelve months.

Recent interest rate increases by the Federal Reserve Board have largely restored investor confidence that US inflation will not be allowed to rise significantly. Some decline in economic growth, particularly in the housing and retail sectors, can already be seen in response to interest rate increases in recent months. Consequently, we adopted a slightly above neutral portfolio structure in an effort to take advantage of the expected decline in interest rates in the coming months and to recapture much of the losses incurred recently.

During most of the period, short-term tax-exempt bond yields averaged approximately 3.375%. Short-term municipal bond yields have been much more stable than those associated with 25-year--30-year maturity issues. This has resulted in a significant incremental yield paid to Common Stock shareholders. As the Federal Reserve Board is believed to be near the end of its current interest rate tightening cycle, short-term tax-exempt bond rates are expected to remain near their current levels. However, should the spread between long-term and short-term tax-exempt rates narrow, the benefits of the leverage will decline and the yield on the Common Stock will decline. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


MuniYield Michigan Fund, Inc.
October 31, 1999


In Conclusion
We appreciate your ongoing interest in MuniYield Michigan Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



November 30, 1999



PROXY RESULTS
During the six-month period ended October 31, 1999, MuniYield
Michigan Fund, Inc.'s Common Stock shareholders voted on the following proposal. Proposal 1 was approved at a shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

                                                                          Shares    Shares Voted      Shares Voted
                                                                        Voted For      Against          Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.  4,108,225       321,216           298,574

During the six-month period ended October 31, 1999, MuniYield
Michigan Fund, Inc.'s Preferred Stock shareholders voted on the following proposal. Proposal 1 was not approved at the shareholders' meeting on June 23, 1999. A description of the proposal and number of shares voted are as follows:

                                                                         Shares     Shares Voted      Shares Voted
                                                                       Voted For       Against          Abstain
1. To approve an amendment to the Articles Supplementary of the Fund.     699            232               23



QUALITY PROFILE


The quality ratings of securities in the Fund as of October 31, 1999 were as follows:

                                 Percent of
S&P Rating/Moody's Rating        Net Assets

AAA/Aaa                             58.5%
AA/Aa                               17.7
A/A                                 12.4
BBB/Baa                              1.6
NR (Not Rated)                       6.0
Other++                              5.0

[FN]
++Temporary investments in short-term municipal securities.


MuniYield Michigan Fund, Inc.
October 31, 1999


THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Michigan Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield Michigan Fund, Inc.
October 31, 1999


SCHEDULE OF INVESTMENTS                                                                              (in Thousands)
S&P     Moody's   Face                                                                                         Value
Ratings Ratings  Amount                               Issue                                                  (Note 1a)

Michigan--97.1%
AAA      Aaa    $ 1,500   Avondale, Michigan, School District, GO, Refunding, 4.75% due 5/01/2022 (b)           $  1,252
                          Battle Creek, Michigan, Tax Increment Finance Authority (f):
A-       NR*      1,320     7.10% due 5/01/2004                                                                    1,466
A-       NR*      1,000     7.40% due 5/01/2004                                                                    1,123

AA+      Aa2      3,500   Birmingham, Michigan, City School District, GO, 5.25% due 11/01/2012                     3,426

AAA      Aaa      3,545   Capital Region Airport Authority, Michigan, Airport Revenue Bonds, AMT, 6.60% due
                          7/01/2012 (c)                                                                            3,755

AAA      Aaa      2,465   Clarkston, Michigan, Community Schools, GO, 5.25% due 5/01/2023 (c)                      2,225
                          Delta County, Michigan, Economic Development Corporation, Environmental Improvement

                          Revenue Refunding Bonds (Mead-Escanaba Paper), DATES (a):
NR*      P1       1,200     Series D, 3.50% due 12/01/2023                                                         1,200
NR*      P1       1,500     Series E, 3.50% due 12/01/2023                                                         1,500

AAA      Aaa      1,995   Eaton Rapids, Michigan, Public Schools, GO, Refunding, 5% due 5/01/2022 (c)              1,733

NR*      Aaa      1,600   Fruitport, Michigan, Community Schools, GO, 5.30% due 5/01/2022 (d)                      1,461

AAA      Aaa      2,000   Grand Ledge, Michigan, Public Schools District, GO, 6.45% due 5/01/2004 (c)(f)           2,177

A1+      VMIG1++  1,600   Grand Rapids, Michigan, Water Supply Revenue Refunding Bonds, VRDN, 3.35% due
                          1/01/2020 (a)(d)                                                                         1,600

AAA      Aaa      1,500   Grand Traverse County, Michigan, Hospital Revenue Refunding Bonds (Munson Healthcare),
                          Series A, 5.50% due 7/01/2018 (b)                                                        1,410

AAA      Aaa      2,295   Grand Valley, Michigan, State University Revenue Refunding Bonds,
                          5.20% due 2/01/2024 (c)                                                                  2,043

                          Holly, Michigan, Area School District, GO, Refunding (d):
AAA      Aaa      1,970     5% due 5/01/2019                                                                       1,725
AAA      Aaa      1,770     5% due 5/01/2022                                                                       1,537

AAA      Aaa      1,000   Holton, Michigan, Public Schools, GO, 5% due 5/01/2028 (d)                                 852

AAA      Aaa      2,290   Kalamazoo, Michigan, Building Authority Revenue Bonds, 5.50% due 10/01/2026 (c)          2,132

AAA      Aaa      2,000   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue Bonds
                          (Borgess Medical Center), Series A, 5.625% due 6/01/2014 (b)(i)                          1,995

                          Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Refunding and Improvement Bonds (Bronson Methodist Hospital):
AAA      Aaa      1,250     5.875% due 5/15/2026 (c)                                                               1,228
A        A1       2,500     Series A, 6.25% due 5/15/2012                                                          2,678
A        A1       1,750     Series A, 6.375% due 5/15/2017                                                         1,881


PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Michigan Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT    Alternative Minimum Tax (subject to)
DATES  Daily Adjustable Tax-Exempt Securities
GO     General Obligation Bonds
HDA    Housing Development Authority
PCR    Pollution Control Revenue Bonds
RIB    Residual Interest Bonds
RITR   Residual Interest Trust Receipts
VRDN   Variable Rate Demand Notes




MuniYield Michigan Fund, Inc.
October 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                  (in Thousands)
S&P     Moody's   Face                                                                                         Value
Ratings Ratings  Amount                               Issue                                                  (Note 1a)

Michigan (continued)
                          Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                          Refunding Bonds (Bronson Methodist Hospital) (c):
NR*      Aaa    $ 1,680     5.50% due 5/15/2013                                                                 $  1,645
NR*      Aaa      1,750     5.25% due 5/15/2018                                                                    1,588
NR*      Aaa      3,250     RIB, Series 138, 7.17% due 5/15/2028 (g)                                               2,704

                          Kent County, Michigan, Airport Facility Revenue Refunding Bonds (Kent County
                          International Airport):
AAA      Aa1      1,205     4.50% due 1/01/2008                                                                    1,144
AAA      Aa1      1,305     4.50% due 1/01/2010                                                                    1,206

AAA      Aaa      7,100   Kent, Michigan, Hospital Finance Authority, Health Care Revenue Bonds (Butterworth
                          Health Systems), Series A, 5.625% due 1/15/2006 (c)(f)                                   7,477

AAA      Aaa      2,500   Kent, Michigan, Hospital Finance Authority, Hospital Facility, Revenue
                          Refunding Bonds (Pine Rest Christian Hospital), 6.50% due 11/01/2010 (d)                 2,631

AAA      Aaa      1,425   Madison, Michigan, District Public Schools, GO, Refunding, 5.50% due 5/01/2013 (d)       1,406

                          Michigan Higher Education, Student Loan Revenue Bonds, AMT:
NR*      A        1,250     Series XIV-A, 6.75% due 10/01/2006                                                     1,299
AAA      VMIG1++    300     VRDN, Series XII-D, 3.55% due 10/01/2015 (a)(b)                                          300

                          Michigan Municipal Bond Authority Revenue Bonds:
AA+      Aa1      2,000     (Clean Water Revolving Fund), 5.50% due 10/01/2021                                     1,879
A        NR*      1,100     (Local Government Loan--Revenue Sharing), Series B, 5.80% due 11/01/2013               1,105
AA+      Aa1      3,650     (State Revolving Fund), Series A, 6.55% due 10/01/2002 (f)                             3,925

AA+      Aa2      2,500   Michigan Municipal Bond Authority, Revenue Refunding Bonds (Local
                          Government--Qualified School), Series A, 6.50% due 5/01/2016                             2,646

                          Michigan State Building Authority Revenue Bonds (Facilities Program), Series II (b):
AAA      Aaa      1,185     4.67%** due 10/15/2009                                                                   694
AAA      Aaa      1,675     4.77%** due 10/15/2010                                                                   920

                          Michigan State, HDA, Rental Housing Revenue Bonds:
AA-      NR*        810     AMT, Series A, 7.15% due 4/01/2010                                                       852
AA-      NR*      2,245     Series B, 7.10% due 4/01/2021                                                          2,346

                          Michigan State, HDA, Revenue Refunding Bonds:
AA+      NR*      1,000     Series A, 6.80% due 12/01/2012                                                         1,019
AA+      NR*      1,070     Series A, 6.875% due 6/01/2023                                                         1,083
AA+      NR*      2,500     Series C, 6.50% due 6/01/2016 (h)                                                      2,528

                          Michigan State Hospital Finance Authority Revenue Bonds:
AAA      Aaa      2,000     (Mercy Health Services), Series R, 5.375% due 8/15/2026 (b)                            1,800
AAA      Aaa      1,000     (Mid-Michigan Obligation Group), 6.90% due 12/01/2002 (f)                              1,088

                          Michigan State Hospital Finance Authority, Revenue Refunding Bonds:
AAA      Aaa      5,000     (Ascension Health Credit), Series A, 6.125% due 11/15/2023 (c)                         5,018
NR*      A1       3,000     (McLaren Health Care Corp.), Series A, 5% due 6/01/2028                                2,398
AAA      Aaa      1,250     (Mid-Michigan Obligation Group), Series A, 5.375% due 6/01/2027 (e)                    1,123

BBB      Ba1      2,500   Michigan State Strategic Fund, Limited Obligation Revenue Bonds (Waste
                          Management Inc. Project), AMT, 6.625% due 12/01/2012                                     2,518

                          Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds:
AAA      Aaa      5,000     (Detroit Edison Company), AMT, Series A, 5.55% due 9/01/2029 (c)                       4,554
A        A1       5,000     (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                                5,554

A        A2       2,500   Michigan State Strategic Fund, PCR, Refunding (General Motors Corp.),
                          6.20% due 9/01/2020                                                                      2,420

                          Michigan State Trunk Line Revenue Bonds, Series A (f):
AA-      Aa3      1,000     5.625% due 11/15/2004                                                                  1,057
AA-      Aa3      1,370     5.70% due 11/15/2004                                                                   1,453

AAA      Aaa      5,000   Michigan State Trunk Line, Revenue Refunding Bonds, Series A, 4.75%
                          due 11/01/2020 (c)                                                                       4,207


MuniYield Michigan Fund, Inc.
October 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                  (in Thousands)
S&P     Moody's   Face                                                                                         Value
Ratings Ratings  Amount                               Issue                                                  (Note 1a)

Michigan (concluded)
AAA      Aaa    $ 6,500   Monroe County, Michigan, Economic Development Corp., Limited Obligation Revenue
                          Refunding Bonds (Detroit Edison Co. Project), Series AA, 6.95% due 9/01/2022 (d)      $  7,332

AAA      Aaa      5,000   Oxford, Michigan, Area Community School District, GO, 5.40% due 5/01/2025 (d)            4,600

AA+      Aa2      1,370   Plymouth-Canton, Michigan, Community School District, Refunding, GO,
                          Series A, 6.625% due 5/01/2001 (f)                                                       1,431

AAA      Aaa      1,160   Ravenna, Michigan, Public Schools, GO, 5.25% due 5/01/2024 (d)                           1,041

AA+      Aa2      2,250   Reeths-Puffer, Michigan, Schools Building, GO, Series Q, 6.625% due 5/01/2002 (f)        2,407

AAA      Aaa      2,000   Romulus, Michigan, Community Schools, Series I, 6.75% due 5/01/2001 (e)(f)               2,111

                          Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds (William
                          Beaumont Hospital), VRDN (a):
A1+      VMIG1++  1,500     Series J, 3.50% due 1/01/2003                                                          1,500
AA       VMIG1++    100     Series L, 3.50% due 1/01/2027                                                            100

AAA      Aaa      1,825   Sault Sainte Marie, Michigan, Area Public Schools, GO, 5.375% due 5/01/2019 (d)          1,695

AAA      Aaa      1,050   Tri County, Michigan, Area School District, GO, 5.125% due 5/01/2020 (e)                   972

A1+      VMIG1++  1,650   University of Michigan, University Hospital Revenue Refunding Bonds, VRDN, Series A,
                          3.50% due 12/01/2019 (a)                                                                 1,650

AA       Aa1      2,510   University of Michigan, University Housing Revenue Bonds, Series A,
                          5.50% due 11/15/2017                                                                     2,413

                          Wayne Charter County, Michigan, Airport Revenue Bonds (c):
AAA      Aaa      2,800     (Detroit Metropolitan--Wayne County Airport), AMT, Series A, 5% due 12/01/2028         2,337
AAA      Aaa      1,000     (Detroit Metropolitan--Wayne County Airport), Series B, 5% due 12/01/2028                845
NR*      NR*      3,750     RIB, AMT, Series 68, 6.845% due 12/01/2017 (g)                                         3,171

                          Wayne State University, Michigan, University Revenue Refunding Bonds (d):
AAA      Aaa      1,625     5.25% due 11/15/2019                                                                   1,480
AAA      Aaa      2,500     5.125% due 11/15/2029                                                                  2,172

AAA      Aaa      2,500   West Branch-Rose City, Michigan, GO, 5.50% due 5/01/2024 (d)                             2,410

AAA      Aaa      2,500   Zeeland, Michigan, Public Schools, GO, 5.25% due 5/01/2019 (d)                           2,281

Puerto Rico--4.1%

A1+      VMIG1++    100   Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
                          Revenue Refunding Bonds, VRDN, Series A, 3.10% due 7/01/2028 (a)(b)                        100

NR*      NR*      7,500   Puerto Rico, Insured Trust Receipts, RITR, 7.02% due 7/01/2027 (c)(g)                    6,478


Total Investments (Cost--$166,065)--101.2%                                                                       162,512

Liabilities in Excess of Other Assets--(1.2%)                                                                     (1,938)
                                                                                                                --------
Net Assets--100.0%                                                                                              $160,574
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1999.
(h)FHA Insured.
(i)Escrowed to maturity.
  *Not Rated.
 **Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.


MuniYield Michigan Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION
Statement of Assets, Liabilities and Capital as of October 31, 1999
Assets:             Investments, at value (identified cost--$166,064,645) (Note 1a)                         $162,512,282
                    Cash                                                                                          44,805
                    Interest receivable                                                                        3,337,007
                    Prepaid expenses and other assets                                                              8,831
                                                                                                            ------------
                    Total assets                                                                             165,902,925
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $  5,000,000
                      Distributions to shareholders (Note 1e)                                   177,361
                      Investment adviser (Note 2)                                                77,569        5,254,930
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        73,955
                                                                                                            ------------
                    Total liabilities                                                                          5,328,885
                                                                                                            ------------

Net Assets:         Net assets                                                                              $160,574,040
                                                                                                            ============
Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.05 per share (2,200 shares of AMPS*
                      issued and outstanding at $25,000 per share liquidation preference)                  $  55,000,000
                      Common Stock, par value $.10 per share (7,911,326 shares issued
                      and outstanding)                                                     $    791,133
                    Paid-in capital in excess of par                                        110,584,058
                    Undistributed investment income--net                                      1,294,836
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1e)                                               (3,543,624)
                    Unrealized depreciation on investments--net                              (3,552,363)
                                                                                           ------------
                    Total--Equivalent to $13.34 net asset value per share of
                    Common Stock (market price--$12.25)                                                      105,574,040
                                                                                                            ------------
                    Total capital                                                                           $160,574,040
                                                                                                            ============


                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.



MuniYield Michigan Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                       For the Year Ended
                                                                                                        October 31, 1999
Investment Income   Interest and amortization of premium and discount earned                                $  9,397,355
(Note 1d):
Expenses:           Investment advisory fees (Note 2)                                      $    853,741
                    Commission fees (Note 4)                                                    139,568
                    Professional fees                                                            80,324
                    Accounting services (Note 2)                                                 60,234
                    Transfer agent fees                                                          58,350
                    Printing and shareholder reports                                             27,014
                    Directors' fees and expenses                                                 23,326
                    Listing fees                                                                 16,350
                    Custodian fees                                                               15,005
                    Pricing fees                                                                 11,223
                    Other                                                                        17,680
                                                                                           ------------
                    Total expenses                                                                             1,302,815
                                                                                                            ------------
                    Investment income--net                                                                     8,094,540
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                            (68,591)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                       (15,504,183)
Loss on                                                                                                     ------------
Investments--Net    Net Decrease in Net Assets Resulting from Operations                                    $ (7,478,234)
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



MuniYield Michigan Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets


                                                                                               For the Year Ended
                                                                                                    October 31,
Increase (Decrease) in Net Assets:                                                             1999             1998
Operations:         Investment income--net                                                 $  8,094,540     $  8,721,288
                    Realized gain (loss)on investments--net                                     (68,591)       4,168,067
                    Change in unrealized appreciation/depreciation on investments--net      (15,504,183)      (1,309,899)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          (7,478,234)      11,579,456
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (6,926,141)      (6,872,146)
Shareholders          Preferred Stock                                                        (1,400,806)      (1,633,213)
(Note 1e):          Realized gain on investments--net:
                      Common Stock                                                             (348,926)        (601,394)
                      Preferred Stock                                                           (57,950)        (385,924)
                    In excess of realized gain on investments--net:
                      Common Stock                                                           (3,036,609)              --
                      Preferred Stock                                                          (504,326)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (12,274,758)      (9,492,677)
                                                                                           ------------     ------------
Capital Stock       Value of shares issued to Common Stock shareholders in
Transactions        reinvestment of dividends and distributions                               2,208,114          640,468
(Note 4):                                                                                  ------------     ------------


Net Assets:         Total increase (decrease) in net assets                                 (17,544,878)       2,727,247
                    Beginning of year                                                       178,118,918      175,391,671
                                                                                           ------------     ------------
                    End of year*                                                           $160,574,040     $178,118,918
                                                                                           ============     ============

                   *Undistributed investment income--net (Note 1f)                         $  1,294,836     $  1,523,306
                                                                                           ============     ============


                    See Notes to Financial Statements.




MuniYield Michigan Fund, Inc.
October 31, 1999


FINANCIAL INFORMATION (concluded)
Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1999      1998       1997     1996      1995
Per Share           Net asset value, beginning of year                $  15.85   $  15.58  $  15.29  $  15.23   $  14.05
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.02       1.12      1.16      1.18       1.19
                    Realized and unrealized gain (loss) on
                    investments--net                                     (1.96)       .38       .28       .11       1.47
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      (.94)      1.50      1.44      1.29       2.66
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                              (.88)      (.89)     (.90)     (.93)      (.92)
                      Realized gain on investments--net                   (.05)      (.08)       --        --       (.27)
                      In excess of realized gain on investments--net      (.39)        --        --      (.04)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Stock shareholders                                   (1.32)      (.97)     (.90)     (.97)     (1.19)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to Preferred
                      Stock shareholders:
                       Investment income--net                             (.18)      (.21)     (.25)     (.25)      (.23)
                       Realized gain on investments--net                  (.01)      (.05)       --        --       (.06)
                       In excess of realized gain on investments--net     (.06)        --        --      (.01)        --
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Stock activity              (.25)      (.26)     (.25)     (.26)      (.29)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  13.34   $  15.85  $  15.58  $  15.29   $  15.23
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  12.25   $  16.00  $ 15.125  $  14.50   $ 13.875
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                    (16.42%)    12.56%    10.92%    11.67%     19.93%
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                  (8.12%)     8.25%     8.35%     7.28%     18.29%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses**                                     1.12%      1.05%     1.08%     1.10%      1.13%
Average Net Assets                                                    ========   ========  ========  ========   ========
Of Common Stock:    Total investment income--net**                       6.96%      7.20%     7.46%     7.76%      8.21%
                                                                      ========   ========  ========  ========   ========
                    Amount of dividends to
                    Preferred Stock shareholders                         1.20%      1.35%     1.63%     1.66%      1.58%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net, to Common Stock
                    shareholders                                         5.76%      5.85%     5.83%     6.10%      6.63%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Total expenses                                        .76%       .72%      .74%      .75%       .76%
Total Average                                                         ========   ========  ========  ========   ========
Net Assets:++**     Total investment income--net                         4.73%      4.96%     5.15%     5.26%      5.50%
                                                                      ========   ========  ========  ========   ========

Ratios Based on     Dividends to Preferred Stock shareholders            2.55%      2.97%     3.57%     3.52%      3.22%
Average Net Assets                                                    ========   ========  ========  ========   ========
Of Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                        $105,574   $123,119  $120,392  $118,146   $117,600
                                                                      ========   ========  ========  ========   ========
                    Preferred Stock outstanding, end of year
                    (in thousands)                                    $ 55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  63.64%     40.41%    16.06%    19.73%     15.47%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  2,920   $  3,239  $  3,189  $  3,148   $  3,138
                                                                      ========   ========  ========  ========   ========

Dividends Per       Investment income--net                            $    637   $    742  $    894  $    880   $    806
Share On                                                              ========   ========  ========  ========   ========
Preferred Stock
Outstanding:

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Includes Common and Preferred Stock average net assets.

                    See Notes to Financial Statements.



MuniYield Michigan Fund, Inc.
October 31, 1999


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Michigan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYM. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


MuniYield Michigan Fund, Inc.
October 31, 1999


(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,248 have been reclassified between paid-in capital in excess of par and undistributed net investment income and $2,689 between accumulated distributions in excess of net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1999 were $105,984,658 and $100,262,377, respectively.

Net realized losses for the year ended October 31, 1999 and net unrealized losses as of October 31, 1999 were as follows:

                                     Realized     Unrealized
                                      Losses        Losses

Long-term investments              $  (68,591)  $ (3,552,363)
                                   ----------   ------------
Total                              $  (68,591)  $ (3,552,363)
                                   ==========   ============

As of October 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $3,552,363, of which $4,171,345 related to appreciated securities and $7,723,708 related to depreciated securities. The aggregate cost of investments at October 31, 1999 for Federal income tax purposes was $166,064,645.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended October 31, 1999 and October 31, 1998 increased by 143,621 and 40,495, respectively, as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1999 was 3.34%.

Shares issued and outstanding during the the years ended October 31, 1999 and October 31, 1998 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the the year ended October 31, 1999, Merrill Lynch, Pierce Fenner & Smith Incorporated, an affiliate of FAM, earned $104,803 as commissions.


5. Capital Loss Carryforward:
At October 31, 1999, the Fund had a net capital loss carryforward of approximately $1,174,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.068000 per share, payable on November 29, 1999 to shareholders of record as of November 22, 1999.


MuniYield Michigan Fund, Inc.
October 31, 1999

<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield Michigan Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Michigan Fund, Inc. as of October 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1999 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Michigan Fund, Inc. as of October 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte &Touche LLP
Princeton, New Jersey
December 6, 1999
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)
All of the net investment income distributions paid by MuniYield
Michigan Fund, Inc. during its taxable year ended October 31, 1999 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable distributions paid by the Fund during the year:

                                                 Payable               Ordinary        Long-Term
                                                   Date                 Income       Capital Gains*
Common Stock Shareholders                        12/30/98              $.063119        $.372114

Preferred Stock Shareholders                     11/03/98                --            $ 24.91
                                                 11/10/98                --            $ 25.67
                                                 11/17/98              $ 6.11          $ 19.27
                                                 11/24/98              $ 5.94          $ 18.99
                                                 12/01/98              $ 5.73          $ 18.57
                                                 12/08/98              $ 6.20          $ 20.41
                                                 12/15/98              $ 5.75          $ 19.31
                                                 12/22/98              $ 5.99          $ 20.60
                                                 12/29/98              $ 5.49          $ 19.46
                                                  1/01/99              $ 7.33          $ 27.32
                                                  1/12/99              $ 2.88          $ 14.56

*All of the distributions are subject to the 20% tax rate.

 Please retain this information for your records.



MuniYield Michigan Fund, Inc.
October 31, 1999


YEAR 2000 ISSUES


Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests and this could hurt the Fund's investment returns.


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYM